Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)      Resignation of Named Executive Officer.

    On August 8, 2008, Mr. Vahan Tchakerian, Vice President of Global Sales, resigned from the Company, effective August 22, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2008                                                            TEGAL CORPORATION

                                                                        By: /s/ Christine T. Hergenrother
                                                                        Name: Christine T. Hergenrother
                                                                        Title: Chief Financial Officer